EXHIBIT 10.16




                           CHANGES (ADDITIONS) TO THE
                           CONTRACT DATED 25 MAY 2004
          OF PURCHASE AND SALE OF THE SHARE IN AUTHORIZED CAPITAL STOCK
between  LIMITED LIABILITY COMPANY "REGION",   -   1024500514598, legal address:
Russian Federation, Kurgan province, Lenin Street, 27/X, index 640000, in the person of Director Alexander Efimovich Rochev, on the one part, and SIBERIAN ENERGY GROUP INC. 275 Madison Avenue, 6th Floor New York NY 10016, in the person of Chairman David Zaikin.

Kurgan  city                                                      30  June  2004

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

Clause number subject to                                 Subject of Changes (Additions)
  changes (additions)
============================================     ================================================================



                                                 Clause 1.3 of the Contract:
                                                 Limited Liability Company "Region" agrees to sell its Share of
Add Clause No. 1.3                               LLC "Zauralneftegaz" to SIBERIAN ENERGY GROUP INC.
under section                                    for the price of the book value of the 49% of "Zauralneftegaz"
1. SUBJECT OF THE                                worth 4,900 rubles ($172 US) plus 6,900,000 common shares of
CONTRACT                                         the Buyer.


                                                 Clause 2.2.1 of the Contract:
                                                 Pay the share of the authorized capital stock of LLC
 Change Clause No.                               "Zauralneftegaz". Transfer 172 $US to the dollar account
 2.2.1 under section                             of the Sellers after the receiving the appropriate
 2. PARTY                                        permission to settle the currency transaction.
 LIABILITY


Add Clause No. 2.2.2                             Clause 2.2.2 of the Contract:
under section                                    Transfer 6,900,000 common shares to person (persons) in
2. PARTY                                         accordance with written instructions of the Seller by  2004.
LIABILITY


Clause No. 5.4
Added under Section
 5.TERMS OF THE                                  Clause 5.4 of the Contract:
  CONTRACT                                       The effective date of the purchase is June 30, 2004. On this day
                                                 SEG receives 100% control over Zauralneftegaz operations.
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Approved:
By  joint  decision  of  the  parties  to  the  Contract

Buyers:     SIBERIAN  ENERGY  GROUP  INC.
            275  Madison  Avenue,
            6th  Floor  New  York  NY  10016


/s/ David Zaikin
__________________________________________
David  Zaikin:  Chairman



Sellers:    "REGION  LTD."
            Russia,  640006
            Kurgan  province,
            Kurgan,  Lenin  Street,  27/X



/s/ Alexander Efimovich Rochev
__________________________________________
Alexander  Efimovich  Rochev:  Director

1  June  2004


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